VIRTUS SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024
($ reported in thousands)
	Shares	Value
Preferred Stock—2.0%
Germany—2.0%
Sartorius AG, 0.200%	33,209	$ 13,206
Total Preferred Stock (Identified Cost $12,887)		13,206

Common Stocks—94.7%
Brazil—4.9%
MercadoLibre, Inc.(1)	12,547	18,971
XP, Inc. Class A	526,317	13,505
		32,476

Canada—7.7%
Canadian Pacific Kansas City Ltd.	291,259	25,680
Lululemon Athletica, Inc.(1)	28,593	11,170
Waste Connections, Inc.	78,028	13,422
		50,272

China—1.9%
Yum China Holdings, Inc.	317,154	12,488
Denmark—5.0%
Novo Nordisk A/S Sponsored ADR	254,230	32,643
France—8.4%
Dassault Systemes SE	424,865	18,811
L’Oreal S.A.	49,063	23,219
LVMH Moet Hennessy Louis Vuitton SE	14,349	12,906
		54,936

Germany—2.5%
SAP SE Sponsored ADR	84,670	16,513
Hong Kong—2.8%
AIA Group Ltd.	2,749,668	18,461
	Shares	Value

India—7.5%
HDFC Bank Ltd. ADR	468,535	$ 26,224
Infosys Ltd. Sponsored ADR	1,291,392	23,154
		49,378

Ireland—5.5%
Experian plc	304,327	13,267
ICON plc ADR(1)	67,598	22,710
		35,977

Japan—3.5%
Recruit Holdings Co., Ltd.	309,989	13,575
Sysmex Corp.	528,432	9,381
		22,956

Mexico—7.8%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	242,103	31,539
Wal-Mart de Mexico SAB de C.V.	4,937,439	19,899
		51,438

Netherlands—8.7%
Adyen N.V.(1)	8,000	13,533
Heineken N.V.	174,887	16,856
Universal Music Group N.V.	890,172	26,775
		57,164

Switzerland—10.0%
Alcon, Inc.	314,238	26,173
Nestle S.A. Registered Shares	186,522	19,803
Sika AG Registered Shares	65,334	19,459
		65,435

United Kingdom—11.8%
Aon plc Class A	93,772	31,294
Diageo plc	454,281	16,774
Haleon plc	3,139,797	13,200
	Shares	Value

United Kingdom—continued
Linde plc	35,038	$ 16,269
		77,537

United States—6.7%
Atlassian Corp. Class A(1)	65,096	12,701
STERIS plc	139,952	31,464
		44,165

Total Common Stocks (Identified Cost $601,982)		621,839

Total Long-Term Investments—96.7% (Identified Cost $614,869)		635,045

TOTAL INVESTMENTS—96.7% (Identified Cost $614,869)		$635,045
Other assets and liabilities, net—3.3%		21,422
NET ASSETS—100.0%		$656,467

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.

Country Weightings†
United Kingdom	12%
Switzerland	10
Netherlands	9
France	9
Mexico	8
Canada	8
India	8
Other	36
Total	100%
† % of total investments as of March 31, 2024.
The following table summarizes the value of the Fund’s investments as of March 31, 2024, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at March 31, 2024	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stock	$13,206	$13,206
Common Stocks	621,839	621,839
Total Investments	$635,045	$635,045
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at March 31, 2024.
There were no transfers into or out of Level 3 related to securities held at March 31, 2024.
See Notes to Schedule of Investments

VIRTUS SGA International Growth Fund
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2024
Note 1. Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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